FROST FAMILY OF FUNDS

(the “Trust”)

Frost Credit Fund

(the “Fund”)

Supplement dated June 30, 2020 to the Fund’s Summary Prospectus dated November 28, 2019,

as supplemented on March 23, 2020 (the “Summary Prospectus”)

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

1.	The “Portfolio Managers” section of the Summary Prospectus is hereby deleted and replaced with the following in order to clarify the date as to when the portfolio manager of the Fund began managing the Fund:

Portfolio Managers

Jeffery Elswick, Director of Fixed Income, Managing Director, Co-Chief Investment Officer and Senior Fund Manager at Frost, has been a portfolio manager for the Fund since its inception in 2012.

Tim Tucker, Senior Fixed Income Research Analyst and Fund Co-Manager at Frost, has been a portfolio manager for the Fund since 2015.

Messr. Elswick and Tucker are supported by a team of appropriately trained, qualified analysts and fixed income traders.

2.	The “Market Risk” section under the “Principle Risks” section of the Summary Prospectus is hereby deleted and replaced with the following in order to add pandemic-related risk disclosure:

MARKET RISK – The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Please retain this supplement for future reference.

FIA-SK-061-0100